TARGET PORTFOLIO TRUST

Small Capitalization Value Portfolio

Supplement dated March 9, 2012 to the Prospectus, Summary Prospectus and Statement of Additional Information dated February 24, 2012

Effective April 1, 2012, Christopher T. Blum will no longer serve as a portfolio manager to the Target Portfolio Trust Small Capitalization Value Portfolio. All references to Mr. Blum in the Prospectus, Summary Prospectus and Statement of Additional Information are deleted as of that date.

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